United States Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Under Rule 14a-12

NUTRACEUTIX, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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PROXY STATEMENT
PROPOSAL NO. 1: ELECTION OF DIRECTOR
PROPOSAL NO. 2: AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL NO. 3: AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTORS AND EXECUTIVE OFFICERS
FEES PAID TO AUDITORS RELATED TO FISCAL YEAR 2001
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
INDEPENDENT PUBLIC ACCOUNTANTS

PRELIMINARY PROXY MATERIALS

NUTRACEUTIX, INC.

8340 — 154th Avenue N.E.
Redmond, Washington 98052

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 2, 2002

To the Stockholders of Nutraceutix, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Nutraceutix, Inc. (the “Company”), a Delaware corporation, will be held at the Edgewater Hotel, Pier 67, 2411 Alaskan Way, Seattle, Washington on Tuesday, July 2, 2002 at 10:00 a.m., Pacific Daylight Savings Time. The purposes of the Annual Meeting will be:

1. To elect one director to serve as the Class 1 director on the Company’s Board of Directors for a three-year term (Proposal No. 1);

2. To approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 30,000,000 to 50,000,000 (Proposal No. 2);

3. To approve an amendment to the Company’s Certificate of Incorporation, as amended, to change the name of the Company to SCOLR, Inc. (Proposal No. 3); and

4. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on May 24, 2002, as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Only holders of record of common stock of the Company at the close of business on the record date will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

      All stockholders are cordially invited to attend the Annual Meeting. A review of the Company’s operations for the year ended December 31, 2001 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Directors

DAVID T. HOWARD
President and Chief Executive Officer

Redmond, Washington

June 3, 2002

NUTRACEUTIX, INC.

8340 — 154th Avenue N.E.
Redmond, Washington 98052

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 2, 2002

Solicitation and Revocation of Proxies

      This Proxy Statement and the accompanying Annual Report to Stockholders, the Notice of Annual Meeting and the proxy card are being furnished to the stockholders of Nutraceutix, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Company’s 2002 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Edgewater Hotel, Pier 67, 2411 Alaskan Way, Seattle, Washington on July 2, 2002 at 10:00 a.m., Pacific Daylight Savings Time, and any adjournment thereof. All expenses of the Company associated with this solicitation will be borne by the Company. The solicitation of proxies by mail may be followed by personal solicitation of certain stockholders by officers or regular employees of the Company.

      The two persons named as proxies on the enclosed proxy card, David T. Howard and Steven H. Moger, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the stockholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to elect the nominee as a Class 1 director; FOR Proposal No. 2 to approve the proposed amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 30,000,000 to 50,000,000; and FOR Proposal No. 3 to approve the proposed amendment to the Company’s Certificate of Incorporation, as amended, to change the name of the Company to SCOLR, Inc.

      A proxy may be revoked by a stockholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

      These proxy materials and the accompanying Annual Report to Stockholders are being mailed on or about June 3, 2002 to stockholders of record on May 24, 2002 of the Company’s common stock. The principal executive office and mailing address of the Company is 8340 – 154th Avenue N.E., Redmond, Washington 98052.

Voting at the Meeting

      The shares of common stock constitute the only class of securities entitled to notice of and to vote at the Annual Meeting. In accordance with the Company’s Bylaws, the stock transfer records were compiled on May 24, 2002, the record date set by the Board of Directors for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On May 24, 2002, there were 20,438,954 shares of common stock outstanding and entitled to vote.

      Each share of common stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. Shares registered in the names of brokers or other “street name” nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not be considered “shares present” as to the matters with respect to which a beneficial holder has not provided voting instructions (commonly referred to as “broker non-votes”). For purposes of determining the existence of a quorum, abstentions from voting identified as such on the proxy card and broker non-votes are treated as present at the Annual Meeting. With respect to tabulating the vote necessary for stockholder action on Proposal No. 1 at the Annual Meeting, abstentions and broker non-votes will have no effect on the votes. If a quorum (consisting of a majority of the shares of common stock outstanding as of the record date) is present at the Annual Meeting, the nominee for the director position who receives the greatest number of votes cast by the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote shall be elected. If a quorum (consisting of a majority of the shares of common stock outstanding as of the record date) is present at the Annual Meeting, Proposals No. 2 and No. 3 will be adopted if they each receive the affirmative vote of a majority of the outstanding stock entitled to vote thereon. Any broker non-votes on either Proposal No. 2 or No. 3 to amend the Certificate of Incorporation will have the effect of a vote against the proposal, because it requires the affirmative vote of a majority of the outstanding shares.

PROPOSAL NO. 1:

ELECTION OF DIRECTOR

      In accordance with the Company’s Bylaws, the Board of Directors shall consist of no less than 4 and no more than 12 directors, the specific number to be determined by resolution adopted by the Board of Directors. The size of the Board is currently set at four persons, and the Board of Directors is divided into three classes, with staggered three-year terms. Class 2 is comprised of two directors and Class 1 and Class 3 are comprised of one director. One Class 1 director will be elected at the Annual Meeting.

      The Class 1 director, Randall L-W. Caudill, has been appointed to a term that expires in 2002. The Class 2 directors, Herbert L. Lucas and David Howard, have been elected to a term that expires in 2003. The Class 3 Director, Daniel B. Ward, has been elected to a term that expires in 2004.

Nominee for Director

      The name and certain information concerning the person to be nominated by the Board of Directors at the Annual Meeting is set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEE NAMED BELOW. Shares represented by proxies will be voted for the election of the person named below unless authority has been withheld in the proxy. The nominee has consented to serve as a director. The Board of Directors has no reason to believe that the nominee will be unable to serve as director. In the event of the death or unavailability of the nominee, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than one nominee. The Board of Directors has nominated the person named in the following table:

Name	Age	Has Been a Director Since

Randall L-W. Caudill	55	2002

      Randall L-W. Caudill has served as a member of the Board of Directors since May 10, 2002. Since April 1997, Dr. Caudill has been President of Dunsford Hill Capital Partners, a financial consulting firm serving early stage healthcare and technology companies. From 1987 to 1997, Dr. Caudill was employed by Prudential Securities where he established and headed the company’s San Francisco investment banking practice. He also served as head of Prudential’s Mergers and Acquisitions department and co-head of the investment banking division. Dr. Caudill serves on the board of several companies including VaxGen, Inc., SBE, Inc., RamGen, Inc., Northwest Biotherapeutics, Inc. and a number of non-profit entities. He received a master’s degree in Public and Private Management from Yale University and a doctorate of philosophy from Oxford University where he was a Rhodes Scholar.

PROPOSAL NO. 2:

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

      The Board of Directors of the Company proposes that the stockholders approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 30,000,000 to 50,000,000. As of May 24, 2002, the Company had 20,438,954 shares of common stock outstanding and 3,519,408 shares reserved for issuance upon exercise of outstanding and future grants of awards under our stock option plan. The Board of Directors believes that the increase in authorized shares is appropriate to provide sufficient flexibility in furtherance of the Company’s general corporate purposes.

      The Board of Directors believes it is advisable to have a greater number of authorized but unissued shares of capital stock available for various corporate programs and purposes. In particular, the Company has been engaged in discussions with potential investors concerning various public or private financing transactions to provide the Company with capital that could involve the issuance of additional shares of common stock or securities convertible into common stock. In addition, the Company may, from time to time, consider joint ventures, strategic relationships with corporate partners or acquisitions that may involve the issuance of additional shares of common stock. Also, additional shares of common stock may be necessary to meet future obligations under employee benefit plans. The availability of additional shares is particularly important in the event that the Board of Directors determines to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. As of the date of this proxy statement, the Company has no agreement, arrangement or understanding to issue any of the shares for which approval is sought.

      The Company believes that an increase in the number of authorized shares of capital stock will enhance its ability to respond promptly to any market or financing opportunities. The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue authorized stock without requiring future stockholder approval, except as may be required by applicable law, for consideration in cash or otherwise and in the amounts that the Board of Directors may determine. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage of equity ownership and, depending on the price at which they are issued, could be dilutive to existing stockholders.

      Although the Board of Directors presently intends to employ the additional shares of capital stock solely for the purposes set forth above, these shares could be used by the Board of Directors to dilute the stock ownership of persons seeking to obtain control of the Company, possibly discouraging or deterring an attempt to obtain control of the Company and making removal of incumbent management more difficult. The proposal, however, is not a result of, nor does the Board of Directors have knowledge of, any effort to accumulate Company capital stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to the Board of Directors or otherwise.

      The Board of Directors does not believe that an increase in the number of authorized shares of common stock will have a significant impact on any attempt to gain control of the Company. It is possible, however, that the availability of authorized but unissued shares of common stock could discourage third parties from attempting to gain control because the Board of Directors could authorize the issuance of shares of capital stock in a private placement or otherwise to one or more persons. The issuance of capital stock could dilute the voting power of a person attempting to acquire control of the Company, increase the cost of acquiring control or otherwise hinder efforts to acquire control. The proposal described in this proxy statement is not in response to any such action.

      As amended, Article Four would read as follows:

FOURTH: The Corporation shall have authority to issue in the aggregate 55,000,000 shares of stock. Such shares shall be divided into two classes as follows:

a. 50,000,000 shares of Common Stock with a par value of $.001.

b. 5,000,000 shares of Preferred Stock with a par value of $.01.

The Preferred Stock and the Common Stock may be issued in such classes or series, and may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, or restrictions thereof, as shall be stated and expressed in the Certificate of Incorporation or of any amendment thereto, or in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors pursuant to the authority which is expressly vested in it by the provisions hereof. Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of stock may be made dependent upon facts ascertainable outside the Certificate of Incorporation or of any amendment thereto, or outside the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors pursuant to the authority which is expressly vested in it by the provisions hereof, provided that the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in this Certificate of Incorporation or in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors. Notwithstanding the foregoing, each share of Common Stock shall be entitled to one vote on all matters requiring approval by the holders of the Corporation’s Common Stock. Fully paid stock of this Corporation shall not be liable to any further call or assessment. All shares of stock shall be voted together on all matters except those pertaining to the rights of particular classes of stock. The rights of any class of stock may not be changed without the consent of a majority of the shares entitled to vote on such a change.

Description of the Company’s Capital Stock

      As of the date of this proxy statement, the Company’s authorized capital stock consists of 30,000,000 shares of common stock with a par value of $.001 and 5,000,000 shares of preferred stock with a par value of $.01. As of May 24, 2002, 20,438,954 shares of common stock were outstanding and no shares of preferred stock were outstanding.

      Common Stock. The holders of common stock are entitled to:

•	One vote per share at all stockholder meetings.

•	Receive dividends ratably, if any, as and when declared by the Board of Directors.

•	Participate ratably in any distribution of property or assets upon any liquidation, winding up or dissolution of the Company.

      The common stockholders do not have any cumulative voting rights, preemptive rights or conversion rights. Also there are no redemption or sinking fund provisions applicable to the common stock. All outstanding shares of common stock are fully paid and nonassessable.

      Preferred Stock. The Board of Directors has not designated any rights or preferences of the preferred stock.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

PROPOSAL NO. 3:

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

TO CHANGE THE NAME OF THE COMPANY

      The Board of Directors of the Company proposes that the stockholders approve an amendment to the Company’s Certificate of Incorporation, as amended, to change the name of the Company to SCOLR, Inc. The Board of Directors believes that the proposed new name better reflects the Company’s shift in focus from its nutraceutical business to developing its drug delivery technology. If Proposal No. 3 is approved, the Company will promptly file an Amendment to the Company’s Certificate of Incorporation with the State of Delaware and file any other documents necessary to effect the Company’s name change from Nutraceutix, Inc. to SCOLR, Inc. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME.

      As amended, Article One would read as follows:

           FIRST: The name of the Corporation is SCOLR, Inc.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of May 16, 2002, certain information furnished to the Company with respect to ownership of the Company’s common stock of (i) each director and director nominee, (ii) each executive officer, (iii) all persons known by the Company to be beneficial owners of more than five percent (5%) of the Company’s common stock, and (iv) all executive officers and directors as a group.

		Percent of
	Number of	Shares
Stockholder	Shares	Outstanding(1)

Archer-Daniels-Midland Company	1,920,000	9.42%
4666 Faries Parkway
Decatur, IL 62526
William D. and Patricia A. St. John(2)	1,122,867	5.51%
3959 Lower Honoapiilani Road, #309
Lahaina, Maui, HI 96761
Randall L-W. Caudill	—	—
David T. Howard(3)	320,000	1.55%
Herbert L. Lucas(4)	723,824	3.50%
Daniel B. Ward(5)	308,000	1.49%
Steven H. Moger(6)	353,636	1.72%
All directors and executive officers as a group (5 persons)(7)	1,705,460	7.98%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Except as otherwise indicated, the stockholders identified in this table have sole voting and investment power with regard to the shares shown as beneficially owned by them. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of May 16, 2002 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(2)	Information regarding William D. St. John and Patricia A. St. John is based solely on a Schedule 13G filed with the SEC on February 11, 2002.

(3)	Includes 320,000 shares subject to options exercisable as of July 16, 2002.

(4)	Includes 265,000 shares subject to options exercisable as of July 16, 2002.

(5)	Includes 265,000 shares subject to options exercisable as of July 16, 2002.

(6)	Includes 142,500 shares subject to options exercisable as of July 16, 2002.

(7)	Includes 992,500 shares subject to options exercisable as of July 16, 2002.

DIRECTORS AND EXECUTIVE OFFICERS

      The following table identifies the directors and executive officers of the Company as of May 16, 2002, the positions which they hold, and the year in which they began serving in their respective capacities.

Name	Age	Current Position(s) with Company	Position Held Since

David T. Howard	52	President and CEO, Director (Class 2, exp. 2003)	2000
Steven H. Moger	38	Chief Financial Officer and Vice President of Operations	1997
Randall L-W. Caudill	55	Director (Class 1, exp. 2002)	2002
Herbert L. Lucas	74	Director (Class 2, exp. 2003)	1995
Daniel B. Ward	74	Director (Class 3, exp. 2004)	1995

      For information on the business background of Dr. Caudill, See “Nominee for Director” above.

      David T. Howard has served as the Company’s President and CEO and as a director since May 24, 2000. From August 1997 to March 2000, Mr. Howard served as President and Chief Executive Officer of Novopharm International. Prior to that position, he was President of Granutec, Inc. from July 1995 through December 1997 and President of Stanley Pharmaceuticals from January 1990 to December 1999. Mr. Howard serves on the board of Angiotech Pharmaceuticals, Inc.

      Steven H. Moger has served in various financial management positions for the Company since 1986. From 1993 to 1997, Mr. Moger served as the Controller/ General Manager of the Company. In December of 1997 Mr. Moger was promoted to Vice President of Operations/ General Manager. Mr. Moger received his BA in Accounting from Western Washington University in 1986 and obtained his CPA in 1989.

      Herbert L. Lucas has served as a member of the Company’s Board of Directors since 1995, and as a director of Bio Techniques Laboratories, Inc., (“BTL”) a subsidiary of the Company, since 1983. Mr. Lucas was with Carnation International, a multinational food processing company, from 1963 to 1981, rising to the position of President and Director. Mr. Lucas serves on the board of several corporations and non-profit institutions, including the Wellington Trust Company, Boston, The J. Paul Getty Trust, Los Angeles, and the Winrock International Institute for Agricultural Development, Morrilton, Arkansas. Mr. Lucas received his BA from Princeton University in 1950 and MBA from the Harvard University School of Business Administration in 1952.

      Daniel B. Ward has served as a member of the Company’s Board of Directors since 1995 and as a director of Bio Techniques Laboratories, Inc., (“BTL”), a subsidiary of the Company, since 1983. Mr. Ward has had his own financial consulting firm since 1977 which specializes in mergers and acquisitions. From 1976 to 1977, Mr. Ward was Vice President of Finance for Norfin, Inc., a business machine manufacturer. From 1972 to 1975 he was Regional Director of the Small Business Administration and from 1966 to 1972 was Director of the Washington State Department of Commerce and Economic Development. Mr. Ward received his BA from Princeton University in 1950.

      Officers serve at the discretion of the Company’s Board of Directors.

Meetings and Committees of the Board of Directors

      The Board of Directors held seven (7) meetings and took action pursuant to two (2) unanimous written consents during the year ended December 31, 2001.

      The sole member of the Audit Committee is currently Mr. Lucas. It is expected that the Board of Directors will appoint an additional member to the Audit Committee following the Annual Meeting. During

2001, the Audit Committee also included former directors Mr. Arthur Pearson (who passed away in December 2001) and Mr. Carl Schafer (who resigned from the Board in April 2002). Mr. Ward also served as a member of the Audit Committee from January through May 2001. The Audit Committee reviews the audited financial statements with the Company’s independent accountants and representatives of management, and is responsible for the oversight of the internal accounting and financial reporting process. In addition, the Chairman of the Audit Committee reviewed the interim financial results included in the Company’s quarterly reports with the Company’s independent accountants. The Audit Committee held three (3) meetings during 2001.

      The members of the Compensation Committee are Mr. Lucas and Mr. Ward. During 2001 Mr. Carl Schafer was a member of the Compensation Committee from January through May 2001 and Mr. Arthur Pearson was a member until December 2001. The Compensation Committee is responsible for setting the compensation of the President and consults with the President regarding the compensation of other corporate officers. The Compensation Committee took action pursuant to two (2) unanimous written consent during 2001.

      The Board of Directors did not have a nominating committee in 2001. In lieu of a nominating committee, the Board of Directors considered and determined nomination issues.

FEES PAID TO AUDITORS RELATED TO FISCAL YEAR 2001

Audit Fees	$55,237
Financial Information Systems Design and Implementation Fees	$-0-
All Other Fees	$8,195

REPORT OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS*

      The Audit Committee is responsible for the oversight of the Company’s internal accounting and financial reporting process and the review of the audited financial statements of the Company, together with a discussion of pertinent matters with the management of the Company and the Company’s independent auditors in connection with the audited financials. The Audit Committee operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are “independent” as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, as applicable and as may be modified or supplemented. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting standards and to issue a report thereon.

      The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2001 with management and has discussed with Grant Thornton LLP, the Company’s independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU§380), as may be modified or supplemented. Additionally, the Audit Committee has received the written disclosures from Grant Thornton LLP required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Grant Thornton LLP the auditor’s independence.

      * The report of the Audit Committee shall not be deemed to be “soliciting material” or to be incorporated by reference by any general statement incorporating this Proxy Statement into any filing under either the Securities Act of 1933, as amended or the Exchange Act of 1934 (together the “Acts”), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

      Based on the foregoing reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Respectfully submitted,

HERBERT L. LUCAS

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

      The following table shows all the cash compensation, as well as certain other compensation, paid by the Company to the President and CEO, and each of the Company’s other highly compensated executive officers (the “named executive officers”) during the fiscal years indicated. No other officer earned total salary and bonus in excess of $100,000 for the periods indicated.

2001 Summary Compensation Table

							Long-Term
							Compensation
							Awards
		Annual Compensation
							Securities
					Other Annual		Underlying
Name and Principal Position	Year	Salary		Bonus	Compensation		Options

David T. Howard	2001	210,000	(1)	-0-	10,800	(2)	-0-
President and CEO	2000	127,346	(1)	-0-	6,300	(2)	800,000
	1999	-0-		-0-	-0-		-0-
Steven H. Moger	2001	139,583	(3)	-0-	-0-		110,000
Chief Financial Officer and	2000	110,000	(3)	-0-	-0-		-0-
Vice President of Operations	1999	110,000	(3)	-0-	-0-		20,000

(1)	Mr. Howard’s date of hire was May 24, 2000. His annual salary is $210,000.

(2)	Mr. Howard received a car allowance of $10,800 during 2001 and $6,300 during 2000.

(3)	Mr. Moger received an annual base salary of $110,000 until February 2001. From March 2001 to May 2001, his annual salary was $135,000. In June 2001, his annual salary was increased to $150,000.

      The following table sets forth all individual grants of stock options made by the Company during the fiscal year ended December 31, 2001 to the named executive officers.

Option Grants in Last Fiscal Year

Number of
	Securities	Percent of Total	Exercise
	Underlying	Options Granted to	or Base
	Options	Employees in	Price	Expiration
Name	Granted(#)	Fiscal Year(1)	($/Share)	Date

David T. Howard	—	—	—	—
Steven H. Moger	100,000	14.0%	0.66	02/09/11
	10,000	1.4%	0.56	05/24/11

(1)	Based on stock options representing an aggregate of 696,840 shares of common stock granted to employees during the year ended December 31, 2001.

      The following table sets forth information on an aggregated basis, concerning the exercise of stock options during the year ended December 31, 2001 by each of the named executive officers and the fiscal year-end value of the unexercised options.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Securities	Value of Unexercised In-
			Underlying Unexercised	The-Money Options at
	Shares Acquired	Value Realized	Options at FY-End(#)	FY-End($)(2)
Name	on Exercise(#)	($)(1)	Exercisable/Unexercisable	Exercisable/Unexercisable

David T. Howard	—	—	160,000/640,000	—
Steven H. Moger	—	—	124,167/98,333	18,600/200

(1)	Market value of the underlying securities at exercise date minus exercise price of the options.

(2)	The closing price of the Company’s stock as of December 31, 2001 was $0.53. Except as set forth above, the exercise price of all options held by the named executive officers set forth in the table exceeds the market value of the underlying shares.

Employment Contracts and Termination of Employment and Change of Control Arrangements

      The Company had a three year employment contract with William D. St. John, which commenced on April 1, 1998, and which was renewable for an additional three-year period unless either party gave 180 days notice to the other. The employment agreement provided for an initial base annual salary of not less than $150,000. As of October 1, 1998, the base salary paid to Mr. St. John increased from $150,000 to $175,000. Mr. St. John resigned, as an officer and director of the Company, effective as of January 15, 2001 and the employment contract was superseded and replaced with a Separation Agreement. See “Certain Relationships and Related Transactions.”

DIRECTOR COMPENSATION

      The Company pays no additional remuneration to employees of the Company who serve as directors. All directors are entitled to reimbursement for expenses incurred in traveling to and from meetings of the Company’s Board of Directors. Effective September 24, 1999 and as further clarified on March 27, 2000, the Board of Directors has adopted the following compensation plan for non-employee directors (“Eligible Directors”): (a) on October 1 of each year each Eligible Director is granted an option exercisable for 30,000 shares of the Company’s common stock at an exercise price equal to the closing price of the Company’s common stock on the date of grant, which option shall be fully vested as of the date of grant, (b) on October 1 of the first year of service, each new Eligible Director is granted an option for 2,500 shares for each whole month of service prior to October 1, (c) in the event an Eligible Director resigns prior to October 1 in any year, such eligible Director is granted an option on October 1 of the year of resignation for 2,500 shares for each whole month of service completed prior to the date of resignation, and (d) each Eligible Director receives a quarterly cash retainer paid in arrears in the amount of $3,750 for services as a Director. In accordance with this compensation policy, on October 1, 2001, Mr. Lucas and Mr. Ward (together with two other non-employee directors who are no longer serving) were each granted nonqualified stock options exercisable for 30,000 shares of the Company’s common stock at an exercise price of $0.38 per share. In addition, on February 9, 2001, Mr. Lucas and Mr. Ward (together with two other non-employee directors who are no longer serving) were each also granted a nonqualified stock option fully exercisable for 25,000 shares of the Company’s common stock at an exercise price of $0.66 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company and William D. St. John entered into a Separation Agreement pursuant to which Mr. St. John’s employment as a director and Chairman of the Board with the Company ceased as of January 15, 2001. The Separation Agreement superseded and replaced his employment agreement with the

Company. Pursuant to the terms of Mr. St. John’s Separation Agreement, he is entitled to receive 36 monthly severance payments of $12,500, subject to certain offsets against future earnings. Additionally, Mr. St. John’s options for 85,000 shares of the Company’s common stock became fully vested and were converted into nonqualified options, exercisable until January 31, 2002.

      The Company and Patricia A. St. John, wife of Mr. St. John, entered into a Separation Agreement pursuant to which Mrs. St. John’s employment as Vice President Administration, Secretary and Treasurer ceased as of January 15, 2001. Pursuant to the terms of the Separation Agreement, Mrs. St. John is entitled to 12 monthly severance payments of $7,088.33 for the period January 15, 2001 to January 15, 2002. Additionally, Mrs. St. John’s options for 94,000 shares of the Company’s common stock became fully vested and were converted into nonqualified options, exercisable until January 31, 2002.

      In December 2001, the Company sold 205,000 shares of common stock to Ed Moger, Jr. brother of Steve Moger for $80,000. The sale was part of a sale of 2,255,000 shares of common stock in a private placement exempt from registration under the Securities Act of 1933, as amended.

      On March 25, 2002, the Company entered into an Exclusive Patent License Agreement with Archer-Daniels-Midland Company (“ADM”), a beneficial owner of more than 5% of the Company’s common stock. Under the terms of the agreement, the Company granted ADM an exclusive license to manufacture, use and sell products covered by certain patents owned by the Company. ADM will pay the Company a running royalty based on the Company’s net sales for the covered products on a quarterly basis. ADM reimbursed the Company in the amount of $50,000 for the costs in developing and formulating one of its nutraceuticals covered by the patents and has agreed to reimburse the Company an additional $150,000 for the Company’s costs in developing and formulating another of its nutraceuticals covered by the patents in the event ADM exercises its option to use such formula. The Company has not yet realized royalty revenue under the agreement. The Company believes the terms of the agreement with ADM are as favorable to the Company as those which could have been obtained from unrelated third parties at the time of its execution.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the 1934 Act requires the Company’s directors and executive officers and persons who own more than ten percent of the outstanding shares of the Company’s common stock (“ten percent stockholders”) to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock and other equity securities of the Company. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company or otherwise in its files and on written representations from its directors, executive officers and ten percent stockholders no other reports were required during the fiscal year ended December 31, 2001. The Company’s officers, directors and ten percent stockholders complied with all applicable Section 16(a) filing requirements.

STOCKHOLDER PROPOSALS

      The Company must receive proposals by stockholders intended to be included in the Company’s Proxy Statement for its 2003 Annual Meeting of Stockholders at its principal executive office no later than December 23, 2002. According to the Company’s Bylaws, proposals by stockholders intended to be presented at the Company’s 2003 Annual Meeting of Stockholders must be received by the Company at its principal executive office not less than 75 and not more than 90 days prior to the meeting.

INDEPENDENT PUBLIC ACCOUNTANTS

      Grant Thornton LLP was retained as the Company’s independent accountants for the fiscal year ending December 31, 2001 and is selected as the Company’s independent accountants for the fiscal year ending December 31, 2002.

PROXY

NUTRACEUTIX, INC.
PROXY CARD
ANNUAL MEETING OF STOCKHOLDERS
JULY 2, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NUTRACEUTIX, INC.

         The undersigned stockholder of record of Nutraceutix, Inc., a Delaware corporation (the “Company”), hereby appoints David T. Howard and Steven H. Moger, or either of them acting in absence of the other, with full power of substitution, as proxy to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders to be held at 10:00 a.m. PDT on July 2, 2002, at the Edgewater Hotel, Pier 67, 2411 Alaskan Way, Seattle, Washington, or any adjournments or postponements thereof upon the matters listed herein and in their discretion upon such other matters as may properly come before the meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1; “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE IN PROPOSAL 2; “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO CHANGE THE NAME OF THE COMPANY IN PROPOSAL 3; AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company’s Proxy Statement and hereby revokes any proxy or proxies previously given. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

CUT ALONG LINE AND DETACH HERE

NUTRACEUTIX, INC.

Proxy for Annual Meeting of Stockholders to be Held July 2, 2002

1.	PROPOSAL 1 – Election of Class 1 Director

          FOR nominee named below WITHHOLD AUTHORITY for nominee named below

         Dr. Randall L-W. Caudill

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEE NAMED ABOVE.

2.	PROPOSAL 2 – Amendment of the Company’s Certificate of Incorporation, as amended

To approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 30,000,000 to 50,000,000

FOR	AGAINST	ABSTAIN

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

3.	PROPOSAL 3 – Amendment of the Company’s Certificate of Incorporation, as amended

To approve an amendment to the Company’s Certificate of Incorporation, as amended, to change the name of the Company to SCOLR, Inc.

FOR	AGAINST	ABSTAIN

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.

4.	Upon such other matters as may properly come before, or incident to the conduct of, the Annual Meeting, the proxy holders shall vote in such manner as they determine to be in the best interest of the Company. Management is not presently aware of any such matters to be presented for action at the meeting.

Signature(s)___________________________________	Date:______________________________

___________________________________

I DO     DO NOT     PLAN TO ATTEND THE MEETING.

Please sign above exactly as your name appears on the Proxy Card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustee(s), guardian(s), executor(s) and administrator(s) should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s). If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope. Please return promptly in the enclosed envelope which requires no postage if mailed in the U.S.A.